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                            AMENDMENT NO. 2

                     Dated as of February 1, 1997

                                  to

                    POOLING AND SERVICING AGREEMENT
                       Dated as of June 13, 1995

                            By and Between

                     YOUNKERS CREDIT CORPORATION,
                                Seller,

                           PROFFITT'S, INC.,
                successor-by-merger to Younkers, Inc.,
                               Servicer,

                                  and

                       THE CHASE MANHATTAN BANK,
                   formerly known as Chemical Bank,
                                Trustee


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                            AMENDMENT NO. 2


          This AMENDMENT NO. 2 dated as of February 1, 1997 (this "Amendment") is among YOUNKERS CREDIT CORPORATION, a Delaware corporation (the "Seller"), PROFFITT'S, INC, a Tennessee corporation and successor-by-merger to Younkers, Inc., a Delaware corporation (the "Servicer"), and THE CHASE MANHATTAN BANK, formerly known as Chemical Bank, as Trustee (the "Trustee") under the Pooling and Servicing Agreement dated as of June 13, 1995 among the Seller, the Servicer and the Trustee (the "Agreement").

                         W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to the Agreement (capitalized terms used and not otherwise defined herein shall be defined as they are defined in the Agreement);

          WHEREAS, the Seller, the Servicer and the Trustee are authorized by Section 13.1(b) of the Agreement to enter into this Amendment; and

          NOW, THEREFORE, in consideration of the mutual promises contained herein, in the Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Amendments to the Agreement

          1.1 The definition of "Recoveries" in Section 1.1 of the Agreement is amended in its entirety to read as follows:

          "'Recoveries' shall mean all amounts recorded as recoveries with respect to receivables (whether or not in respect of Accounts) arising under Charge Account Agreements that relate to "Younkers" credit cards and which have previously been charged off as uncollectible."

          1.2 Section 2.5(o) of the Agreement is amended to add the following sentence at the end thereof:

          "Notwithstanding the foregoing, Seller may amend the provisions of its Certificate of Incorporation to reflect the merger of Younkers, Inc. with and into Proffitt's, Inc., a Tennessee corporation."

          1.3 Section 8.7 is amended in its entirety to read as follows:

          "In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any other Person who agrees to conduct such duties in accordance with the Charge Account Guidelines. In addition, the Servicer may at any time delegate any or all of its duties hereunder to McRae's, Inc., a Mississippi corporation ("McRae's"), provided that McRae's agrees to conduct such duties in accordance with the Charge Account Guidelines.
          Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of
          Section 8.5 hereof."

          Section 2.  Amendment of UCC Financing Statements.

          The parties hereto agree that the UCC financing statements originally filed against Younkers, Inc., naming Seller as Purchaser/Secured Party and the Trustee as Assignee, may be amended to reflect the revised definition of "Recoveries" set forth above.

          Section 3.  Representations and Warranties.

          Each of the Seller and the Servicer represents and warrants that:

          (a) Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

          (b) This Amendment and the Agreement as amended hereby are legal, valid and binding obligations of it enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

          Section 3.  Conditions Precedent.

          This Amendment shall become effective as of its date, provided that all of the following conditions are met:

          (a) This Amendment shall have been executed and delivered by the parties hereto;

          (b) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that (i) this Amendment will not materially and adversely affect the interests of any Certificateholder, (ii) the Servicer provided at least ten Business Days' prior written notice to each Rating Agency of this Amendment and received written confirmation from each Rating Agency to the effect that the rating of any Series rated by such Rating Agency will not be reduced or withdrawn as a result of this Amendment and (iii) all of the conditions precedent to the effectiveness of this Amendment have been satisfied;

          (c) the Seller and the Servicer shall have provided Opinions of Counsel to the Trustee to the effect that (i) this Amendment shall not cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner, and (ii) this Amendment complies with all the requirements of the Agreement.

          Section 4.  Miscellaneous.

          (a)  Applicability of the Agreement.

          In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the Agreement are hereby ratified, approved and confirmed.

          (b)  Headings.

          The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

          (c)  Counterparts.

          This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.

          (d)  Governing Law.

          THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (e)  The Trustee.

          The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Amendment or for or in respect of the recitals contained herein, all of which recitals are made solely by the Seller and the Servicer.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                              YOUNKERS CREDIT CORPORATION


                              By:_______________________________
                              Name:____________________________
                              Title:___________________________



                              PROFFITT'S, INC.


                              By: _____________________________
                              Name:____________________________
                              Title:___________________________



                              THE CHASE MANHATTAN BANK, as Trustee


                              By: _____________________________
                              Name:____________________________
                              Title:___________________________